American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century® Quality Convertible Securities ETF American Century® Quality Preferred ETF
Supplement dated March 9, 2024 ■ Summary Prospectuses and Prospectuses dated January 1, 2024

Hitesh Patel, Vice President and Portfolio Manager, will no longer serve as a portfolio manager for the funds effective March 8, 2024.

The following replaces the information for Hitesh Patel in the Portfolio Managers section in the summary prospectuses and the prospectuses:
Stephen Quance, Senior Vice President, Co-CIO of Disciplined Equity and Co-Head of Global Analytics, has been a member of the team that manages the fund since 2024.

The following replaces the information for Hitesh Patel in The Fund Management Team section in the prospectus:
Stephen Quance
Mr. Quance, Senior Vice President, Co-CIO of Disciplined Equity and Co-Head of Global Analytics, has been a member of the team that manages the fund since 2024. Prior to joining American Century, Mr. Quance was the Global Director of Factor Investing from 2019 to 2023 and Director of Factor Investing Asia Pacific from 2017 to 2018 at Invesco Ltd. He has a bachelor of science in civil and environmental engineering from Rice University and an MBA from The University of Texas, McCombs School of Business.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-98390 2403